EXHIBIT 99.1

acart2004-1.txt

! ACART2004_1.CDI #CMOVER_3.0D ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 262

!

!! Created by Intex Deal Maker v3.6.281 , subroutines 3.1

!! 05/28/2004 1:56 PM

!

! The tables and other statistical analyses (the 'Hypothetical Performance Data') that you will produce

! using Intex with the attached information are privileged and intended solely for use by you (the party

! to whom CSFB LLC provided the computer model used to generate them). The Hypothetical Performance Data

! will be generated by you using a computer model prepared by CSFB LLC in reliance upon information furnished

! by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been

! verified by CSFB LLC or any other person. The computer model that you will use to prepare the Hypothetical

! Performance Data was furnished to you solely by CSFB LLC and not by the issuer of the securities. It may not

! be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b)

! provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the

! purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will

! be generated by or on behalf of you, and that neither CSFB LLC nor anyone acting on its behalf has generated or

! is in any way responsible for any Hypothetical Performance Data.

!

! Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical

! Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such,

! no assurance can be give as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in

! any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it

! is based reflect present market conditions of future market performance. The Hypothetical Performance Data should

! not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

!

! Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will

! be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such

! weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on

! the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance

! Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes o losses on the underlying

! assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in

! the Hypothetical Performance Data due to, amount other things, differences between (a) the actual underlying

! assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the

! assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing

! the actual securities. The principal amount, designation and terms of any security described in the Hypothetical

! Performance Ata are subject to change prior to issuance. You should contact the CSFB LLC Trading Desk at

! (212-325-8549) to confirm the final principal amount, designation and terms of any security described in this

! communication prior to committing to purchase that security. Neither CSFB LLC nor any of its affiliates makes

! any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or

! payments or yield on the securities.

!

! Although a registration statement (including a prospectus) relating to the securities discussed in this

! communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus

! supplement relating to the securities discussed in this communication has not yet been filed with the securities

! and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an

! offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which

! such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under

! the securities laws of any such state. The principal amount, designation and terms of any security described in

! the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

!

! Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in

! this communication for definitive yield and maturity information regarding those securities, based on the final

acart2004-1.txt

! principal amounts, designations and terms of those securities. Once available, a final prospectus supplement may

! be obtained by contacting the CSFB LLC Trading Desk at (212-325-8549).

!

! The computer model referenced herein supersedes all computer models related to the subject securities that have

! been made available to you previously. In addition, this computer model will be superseded in its entirety by

! the final prospectus supplement relating to the actual secretes preliminarily described by this computer model.

!

! Please be advised that the securities described herein may not be appropriate for all investors. Potential

! investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and

! interest rate risks. Investors should make every effort to consider the risks of these securities.

!

! If you have received this communication in error, please notify the sending party immediately by telephone and

! return the original to such party by mail.

!

! Modeled in the Intex CMO Modeling Language, (WNYC14563379)

! which is copyright (c) 2004 by Intex Solutions, Inc.

! Intex shall not be held liable for the accuracy of this data

! nor for the accuracy of information which is derived from this data.

!

!

DEFINE CONSTANT #OrigCollBal = 591715976.33

!

DEFINE CONSTANT #OrigBondBal = 535500000.00

!

!

FULL_DEALNAME: ACART2004-1

!

DEAL SIZE:             $ 535500000.00

PRICING SPEED:             1.70% ABS

! ISSUE DATE:             20040601

SETTLEMENT DATE:             20040617

!

Record date delay: 5

!

DEFINE TR_INDEXDEPS_ALL

!

DEAL_CLOCK_INFO _

ISSUE_CDU_DATE             20040601 _

DEAL_FIRSTPAY_DATE             20040706

!

!

DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

!

DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS_DIFF(CURDATE            , MONTHS_ADD(CURDATE,-1))

!

OPTIONAL REDEMPTION: "Cleanup" _

COLL_FRAC 10% _

PRICE_P ( COLL_BAL );

!

DEFINE #InitAcctBal = 0

DEFINE #SpecAcctBal = 0

!

DEFINE #Write = 0

acart2004-1.txt

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE TRANCHE "A1", "A2", "A3", "B", "C", "D", "E", "R"

!

DEFINE #SpecAcctBal = 0

!

Tranche "A1" SEN_FIX

Block 103000000.00 at 1.27 FREQ M _

DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "A2" SEN_FIX

Block 198000000.00 at 2.22 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "A3" SEN_FIX

Block 55500000.00 at 3.15 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "B" MEZ_FIX

Block 42900000.00 at 3.73 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "C" MEZ_FIX

Block 50300000.00 at 4.26 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "D" MEZ_FIX

Block 50300000.00 at 5.32 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "E" JUN_FIX

Block 35500000.00 at 7 FREQ M _

DAYCOUNT 30360 BUSINESS_DAY NONE _

Delay 0 Dated 20040617 Next 20040706

!

Tranche "R" JUN_RES_NO

Block 591715976.33 at 0 NOTIONAL WITH GROUP 0 SURPLUS _

DAYCOUNT 30360 BUSINESS_DAY NONE _

FREQ M Delay 0 Dated 20040606 Next 20040706

!

Tranche "AAA" PSEUDO

Block USE PCT 100.0 100.0 of A1#1

Block USE PCT 100.0 100.0 of A2#1

Block USE PCT 100.0 100.0 of A3#1

!

Tranche "AAA-AA" PSEUDO

Block USE PCT 100.0 100.0 of B#1

Block USE PCT 100.0 100.0 of A1#1

Block USE PCT 100.0 100.0 of A2#1

acart2004-1.txt

Block USE PCT 100.0 100.0 of A3#1

!

Tranche "AAA-A" PSEUDO

Block USE PCT 100.0 100.0 of B#1

Block USE PCT 100.0 100.0 of C#1

Block USE PCT 100.0 100.0 of A1#1

Block USE PCT 100.0 100.0 of A2#1

Block USE PCT 100.0 100.0 of A3#1

!

Tranche "AAA-BBB" PSEUDO

Block USE PCT 100.0 100.0 of B#1

Block USE PCT 100.0 100.0 of C#1

Block USE PCT 100.0 100.0 of D#1

Block USE PCT 100.0 100.0 of A1#1

Block USE PCT 100.0 100.0 of A2#1

Block USE PCT 100.0 100.0 of A3#1

!

Tranche "AAA-BB" PSEUDO

Block USE PCT 100.0 100.0 of B#1

Block USE PCT 100.0 100.0 of C#1

Block USE PCT 100.0 100.0 of D#1

Block USE PCT 100.0 100.0 of A1#1

Block USE PCT 100.0 100.0 of A2#1

Block USE PCT 100.0 100.0 of A3#1

Block USE PCT 100.0 100.0 of E#1

!

!

DEFINE PSEUDO_TRANCHE COLLAT _

Delay 5 Dated 20040601 Next 20040706 Settle 20040617

!

RESERVE_FUND "SPREAD_ACCT" _

ON TRANCHE "A1"&"A2"&"A3"&"B"&"C"&"D"&"E" _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

EXCESS_TO "R#1" _

BALANCE_CAP ( #SpecAcctBal ); _

FUNDING_FROM RULES _

STARTING_BALANCE ( 2.00% * #OrigCollBal );

!

CLASS "A1" NO_BUILD_TRANCHE _

= "A1"

CLASS "A2" NO_BUILD_TRANCHE _

= "A2"

CLASS "A3" NO_BUILD_TRANCHE _

= "A3"

CLASS "B" NO_BUILD_TRANCHE _

= "B"

CLASS "C" NO_BUILD_TRANCHE _

= "C"

CLASS "D" NO_BUILD_TRANCHE _

= "D"

CLASS "E" NO_BUILD_TRANCHE _

= "E"

CLASS "RESID" NO_BUILD_TRANCHE _

= "R#1"

acart2004-1.txt

CLASS "A" WRITEDOWN_BAL PRORATA ALLOCATION _

= "A1" "A2" "A3"

!

!

CLASS "ROOT" _

WRITEDOWN_BAL RULES _

DISTRIB_CLASS RULES _

= "A" "B" "C" "D" "E" "RESID"

!

DEFINE PSEUDO_TRANCHE CLASS "A"             Delay 0 Dated 20040617 Next 20040706 DAYCOUNT 30360 BUSINESS_DAY NONE

!

!

CROSSOVER When 0

!

!

INTEREST_SHORTFALL FULL_PREPAY Compensate Pro_rata _

PARTIAL_PREPAY Compensate Pro_rata _

LOSS NO_Compensate SUBORDINATED ACCUM

!

!

tranche "#TargOCAmt"             SYMVAR

tranche "#PTOCAmt"             SYMVAR

tranche "#PTOCPct"             SYMVAR

tranche "#PTOCRsvAmt"             SYMVAR

tranche "#PTOCRsvPct"             SYMVAR

tranche "#PTOCRsvEAmt"             SYMVAR

tranche "#PTOCRsvEPct"             SYMVAR

tranche "#EndOCAmt"             SYMVAR

tranche "#EndOCPct"             SYMVAR

tranche "#EPrinPaid"             SYMVAR

!

CMO Block Payment Rules

——————————————————

!

!! Reserve Account Targets

——————————————————

calculate : #SpecAcctBal             = MIN( DBAL, 2.00% * #OrigCollBal )

——————————————————

!

!! PDA Calcs

——————————————————

calculate : #EOrigBal             = ORIG_BBAL("E")

calculate : #ECurrBal             = BBAL("E")

calculate : #EPrinPaid             = MAX( 0.00 , #EOrigBal—#ECurrBal )

!

calculate : #OCTarg             = 22.00%

calculate : #OCCap             = 30.00%

calculate : #OCFloor             = 0.50%

!

calculate : #TargOCAmt = MAX( #OCFloor * #OrigCollBal, _

MIN( #OCTarg * COLL_BAL + #EPrinPaid—#SpecAcctBal, #OCCap * COLL_BAL ) )

!

calculate : #ReqProFormaBal             = MAX( 0.00, COLL_BAL—#TargOCAmt )

calculate : #CollatReduct             = COLL_PREV_BAL—COLL_BAL

acart2004-1.txt

calculate : #StepDownAmt             = MAX( 0.00, #ReqProFormaBal—MAX( 0.00, DBAL—#CollatReduct ) )

!

calculate : #RegularPDA             = MIN( DBAL, #CollatReduct—#StepDownAmt )

!

calculate : #PPDA1             = MAX( 0.00, BBAL("A")—COLL_BAL )

calculate : #PPDA2             = MAX( 0.00, BBAL("A","B")—#PPDA1—COLL_BAL )

calculate : #PPDA3             = MAX( 0.00, BBAL("A","B","C")—#PPDA1—#PPDA2—COLL_BAL )

calculate : #PPDA4             = MAX( 0.00, BBAL("A","B","C","D")—#PPDA1—#PPDA2—#PPDA3—COLL_BAL )

calculate : #PPDA5             = MAX( 0.00, BBAL("A","B","C","D","E")—#PPDA1—#PPDA2—#PPDA3—#PPDA4—COLL_BAL )

calculate : #PPDA             = #PPDA1 + #PPDA2 + #PPDA3 + #PPDA4 + #PPDA5

!

calculate : #RegPDA             = MAX( 0.00, #RegularPDA—#PPDA )

——————————————————

!

——————————————————

calculate : "A" NO_CHECK CUSTOM AMOUNT = 0

calculate : "B" NO_CHECK CUSTOM AMOUNT = 0

calculate : "C" NO_CHECK CUSTOM AMOUNT = 0

calculate : "D" NO_CHECK CUSTOM AMOUNT = 0

calculate : "E" NO_CHECK CUSTOM AMOUNT = 0

——————————————————

!

!! Pay Interest to A

——————————————————

pay : CLASS INTEREST SEQUENTIAL ( "A" )

pay : CLASS INTSHORT SEQUENTIAL ( "A" )

——————————————————

from : CLASS ( "A" )

pay : CLASS INTEREST PRO_RATA ( "A1"; "A2"; "A3" )

pay : CLASS INTSHORT PRO_RATA ( "A1"; "A2"; "A3" )

——————————————————

!

!! Pay First Priority PDA

——————————————————

from : SUBACCOUNT ( #PPDA1, CLASS "ROOT" )

pay : CLASS BALANCE SEQUENTIAL ( "A" )

——————————————————

from : SUBACCOUNT ( #PPDA1, CREDIT_ENHANCEMENT "SPREAD_ACCT" )

pay : CLASS BALANCE SEQUENTIAL ( "A" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

!

!! Pay Interest to Class B

acart2004-1.txt

——————————————————

pay : CLASS INTEREST SEQUENTIAL ( "B" )

pay : CLASS INTSHORT SEQUENTIAL ( "B" )

——————————————————

!

!! Pay Second Priority PDA

——————————————————

from : SUBACCOUNT ( #PPDA2, CLASS "ROOT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B" )

——————————————————

from : SUBACCOUNT ( #PPDA2, CREDIT_ENHANCEMENT "SPREAD_ACCT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

!

!! Pay Interestto Class C

——————————————————

pay : CLASS INTEREST SEQUENTIAL ( "C" )

pay : CLASS INTSHORT SEQUENTIAL ( "C" )

——————————————————

!

!! Pay Third Priority PDA

——————————————————

from : SUBACCOUNT ( #PPDA3, CLASS "ROOT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C" )

——————————————————

from : SUBACCOUNT ( #PPDA3, CREDIT_ENHANCEMENT "SPREAD_ACCT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

acart2004-1.txt

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

from : CLASS ( "C" )

pay : SEQUENTIAL ( "C#1" )

——————————————————

!

!! Pay Interest to Class D

——————————————————

pay : CLASS INTEREST SEQUENTIAL ( "D" )

pay : CLASS INTSHORT SEQUENTIAL ( "D" )

——————————————————

!

!! Pay Fourth Priority PDA

——————————————————

from : SUBACCOUNT ( #PPDA4, CLASS "ROOT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D" )

——————————————————

from : SUBACCOUNT ( #PPDA4, CREDIT_ENHANCEMENT "SPREAD_ACCT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

from : CLASS ( "C" )

pay : SEQUENTIAL ( "C#1" )

——————————————————

from : CLASS ( "D" )

pay : SEQUENTIAL ( "D#1" )

——————————————————

!

!! Pay Interest to Class E

——————————————————

pay : CLASS INTEREST SEQUENTIAL ( "E" )

pay : CLASS INTSHORT SEQUENTIAL ( "E" )

——————————————————

!

!! Pay Fifth Priority PDA

——————————————————

from : SUBACCOUNT ( #PPDA5, CLASS "ROOT" )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D","E" )

——————————————————

from : SUBACCOUNT ( #PPDA5, CREDIT_ENHANCEMENT "SPREAD_ACCT" )

acart2004-1.txt

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D","E" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

from : CLASS ( "C" )

pay : SEQUENTIAL ( "C#1" )

——————————————————

from : CLASS ( "D" )

pay : SEQUENTIAL ( "D#1" )

——————————————————

from : CLASS ( "E" )

pay : SEQUENTIAL ( "E#1" )

——————————————————

!

!! Pay Regular PDA

——————————————————

from : CLASS ( "ROOT" )

from : SUBACCOUNT ( #RegPDA )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D","E" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

from : CLASS ( "C" )

pay : SEQUENTIAL ( "C#1" )

——————————————————

from : CLASS ( "D" )

pay : SEQUENTIAL ( "D#1" )

——————————————————

from : CLASS ( "E" )

acart2004-1.txt

pay : SEQUENTIAL ( "E#1" )

——————————————————

!

!! Fund the Reserve Account

——————————————————

calculate : #RsvDep             = MAX( 0.00, #SpecAcctBal—CREDIT_ENHANCEMENT( "SPREAD_ACCT" ) )

——————————————————

from : CLASS( "ROOT" )

subject to : CEILING ( #RsvDep )

pay : CREDIT_ENHANCEMENT( "SPREAD_ACCT" )

——————————————————

!

!! Pay Additional PDA

——————————————————

calculate : #MidBondBal1             = BBAL("A1#1","A2#1","A3#1","B#1","C#1","D#1","E#1")

calculate : #AccPDA             = MAX( 0.00, #MidBondBal1—#ReqProFormaBal )

——————————————————

from : CLASS ( "ROOT" )

from : SUBACCOUNT ( #AccPDA )

pay : CLASS BALANCE SEQUENTIAL ( "A","B","C","D","E" )

——————————————————

from : CLASS ( "A" )

pay : CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3" )

——————————————————

from : CLASS ( "A1" )

pay : SEQUENTIAL ( "A1#1" )

——————————————————

from : CLASS ( "A2" )

pay : SEQUENTIAL ( "A2#1" )

——————————————————

from : CLASS ( "A3" )

pay : SEQUENTIAL ( "A3#1" )

——————————————————

from : CLASS ( "B" )

pay : SEQUENTIAL ( "B#1" )

——————————————————

from : CLASS ( "C" )

pay : SEQUENTIAL ( "C#1" )

——————————————————

from : CLASS ( "D" )

pay : SEQUENTIAL ( "D#1" )

——————————————————

from : CLASS ( "E" )

pay : SEQUENTIAL ( "E#1" )

——————————————————

!

!! Mid OC Calc

——————————————————

calculate : #MidBondBal2             = BBAL("A1#1","A2#1","A3#1","B#1","C#1","D#1","E#1")

!

calculate : #PTOCAmt             = MAX( 0.00, COLL_BAL—#MidBondBal2 )

calculate : #PTOCPct             = #PTOCAmt / COLL_BAL * 100

!

calculate : #PTOCRsvAmt             = #PTOCAmt + #SpecAcctBal

calculate : #PTOCRsvPct             = #PTOCRsvAmt / COLL_BAL * 100

acart2004-1.txt

!

calculate : #PTOCRsvEAmt             = #PTOCAmt—#EPrinPaid + #SpecAcctBal

calculate : #PTOCRsvEPct             = #PTOCRsvEAmt / COLL_BAL * 100

——————————————————

!

!! Turbo Out Class E

——————————————————

from : CLASS ( "ROOT" )

pay : SEQUENTIAL ("E")

——————————————————

from : CLASS ( "E" )

pay : SEQUENTIAL ( "E#1" )

——————————————————

!

!! Release Reserve

——————————————————

calculate : #SpecAcctBal             = MIN( BBAL("A1#1","A2#1","A3#1","B#1","C#1","D#1","E#1"), 2.00% * #OrigCollBal )

calculate : #RsvAcctRel             = MAX( 0.00, CREDIT_ENHANCEMENT( "SPREAD_ACCT" )—#SpecAcctBal )

——————————————————

from : CREDIT_ENHANCEMENT( "SPREAD_ACCT" )

subject to : CEILING ( #RsvAcctRel )

pay : AS_INTEREST ("R")

——————————————————

!

!! Release Excess Cash to Residual

——————————————————

from : CLASS ( "ROOT" )

pay : AS_INTEREST ("R")

——————————————————

!

!! Other

——————————————————

calculate : #EndABCDBal             = BBAL("A1#1","A2#1","A3#1","B#1","C#1","D#1")

calculate : #EndEBal             = BBAL("E#1")

!

calculate : #EndOCAmt             = COLL_BAL—(#EndABCDBal + #EndEBal)

calculate : #EndOCPct             = #EndOCAmt / COLL_BAL * 100

——————————————————

!

Collateral

!

! Factor             —Delay—

! Type Date P/Y BV Use BV for 0

WL 20040601 9999 9999 FALSE

!

! Pool# Type Gross Current Original —Fee— Maturity Orig

! Coupon Factor Balance P/Y BV P/Y BV Term

!! BEGINNING OF COLLATERAL

M             1             WL 00 WAC             19.026 (             619629.84 /             619629.84 );             619629.84             2.25

            2.25             10:50             10:50             60 NO_CHECK BALLOON SCHED_AMORT             60

M             2             WL 00 WAC             18.246 (             1842693.98 /             1842693.98 );             1842693.98             2.25             2.25             18:32             18:32             50 NO_CHECK BALLOON SCHED_AMORT             50

M             3             WL 00 WAC             16.634 (             5342298.13 /             5342298.13 );             5342298.13             2.25             2.25             35:2             35:2             37 NO_CHECK BALLOON SCHED_AMORT             37

acart2004-1.txt

M             4             WL 00 WAC             17.092 (             21615973.08 /             21615973.08 );             21615973.08             2.25             2.25             47:1             47:1             48 NO_CHECK BALLOON SCHED_AMORT             48

M             5             WL 00 WAC             16.356 (             308729214.99 /             308729214.99 );             308729214.99             2.25             2.25             59:1             59:1             60 NO_CHECK BALLOON SCHED_AMORT             60

M             6             WL 00 WAC             14.174 (             253566166.31 /             253566166.31 );             253566166.31             2.25             2.25             70:0             70:0             70 NO_CHECK BALLOON SCHED_AMORT             70